                                                                    EXHIBIT 10.L

                               FIFTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of the 20th day of December, 1995, by and among PLAINS
 ---------
RESOURCES INC., a Delaware corporation (the "Company"), INTERNATIONALE
                                             -------
NEDERLANDEN (U.S.) CAPITAL CORPORATION, as Agent ("Agent"), and the Lenders
                                                   -----
under the Original Agreement (as defined herein).

                              W I T N E S S E T H:

     WHEREAS, the Company, Agent and Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of February 11, 1994, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 15, 1994, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of January 25, 1995, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of June 12, 1995 and that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of August 22, 1995 (as amended, including any schedules thereto, the "Original Agreement") for the purposes and consideration therein
              ------------------
expressed, pursuant to which Lenders became obligated to make loans to the Company as therein provided; and

     WHEREAS, the Company, Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I. -- Definitions and References
                                  --------------------------

     (S) 1.1.  Terms Defined in the Original Agreement.  Unless the context
               ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2.  Other Defined Terms.  Unless the context otherwise requires, the
               -------------------
following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

     "Amendment" means this Fifth Amendment to Second Amended and Restated
      ---------
     Credit Agreement.
     "Amendment Documents" means this Amendment, the Renewal Notes, and the
      -------------------
     Mortgage Amendments.

     "Credit Agreement" means the Original Agreement as amended hereby.
      ----------------

     "Mortgage Amendments" has the meaning set forth in Section 3.1(iv)(A).
      -------------------

     "Original Mortgage" means that certain Deed of Trust, Mortgage, Assignment,
      -----------------
     Security Agreement and Fixture Filing dated February 11, 1994 by Calumet Florida, Inc., Stocker Resources, L.P., the Company and Plains Resources Utah Inc. in favor of Agent for the benefit of Lenders, as amended by that certain First Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement and Fixture Filing dated November 1, 1994, that certain Second Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement and Fixture Filing dated February 6, 1995 and that certain Third Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement and Fixture Filing dated June 12, 1995.

     "Original Notes" means the "Notes" referred to and defined as such in the
      --------------
     Original Agreement.

     "Renewal Notes" has the meaning given it in Section 3.1(iii).
      -------------

                           ARTICLE II. -- Amendments
                                          ----------

     (s) 2.1  Definitions.  The definitions of "Applicable Margin",
              -----------
"Commitment", "Revolving Credit Termination Date" and "Subsidiary" set forth in
Section 1.01 of the Original Agreement are hereby amended in their entirety to read as follows:

     "Applicable Margin" shall mean (i) with respect to Base Rate Loans five-
      -----------------
     eighths percent (0.625%) per annum and (ii) with respect to Eurodollar Loans, two percent (2%) per annum; provided, at any time that the aggregate
                                        --------
     principal amount of the Loans exceeds $65,000,000, the "Applicable Margin"
                                                             -----------------
     on that portion of the Loans constituting such excess shall be increased by
     (a) one-half percent (0.5%) per annum through and including December 31, 1996 and (b) one percent (1%) per annum thereafter.

     "Commitment" shall mean the obligation of Lenders to make Loans in an
      ----------
     aggregate amount at any one time outstanding up to but not exceeding $75,000,000, as the same may be reduced at any time or from time to time pursuant to Sections 2.03(a), (b) or (c).

     "Revolving Credit Termination Date" shall mean the earlier of (a) October
      ---------------------------------
     1, 1997 and (b) the date on which the Commitment is reduced to zero or terminated pursuant to Section 2.03 hereof.

     "Subsidiary" shall mean, for any Person, any corporation or other entity of
      ----------
     which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person; provided that the term "Subsidiary" shall not include any of the
             --------                ----------
     Partnerships other than any Partnership of which all of the partnership interests are owned, directly or indirectly, by the Company and/or any of its Subsidiaries; provided further, that the term "Subsidiary" shall not,
                       ----------------                 ----------
     for the Company, include Plains Illinois for purposes of (i) the representations and warranties set forth in Sections 8.12 and 8.18, and
     (ii) the covenants set forth in Sections 9.04, 9.05, 9.07 through 9.10, 9.20, 9.25, 9.26 and 9.32. "Wholly-Owned Subsidiary" shall mean any such
                                  -----------------------
     corporation or other entity of which all of such securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are so owned or controlled.

     Section 1.01 of the Original Agreement is hereby amended by adding the following definitions of "Adjusted Borrowing Base", "Plains Illinois", "Plains Illinois Bridge Facility" and "Support Letter of Credit":

     "Adjusted Borrowing Base" shall mean, at any time, an amount equal to (i)
      -----------------------
     the Borrowing Base in effect at such time minus (ii) the aggregate amount
                                               -----
     at such time that Lenders might be called upon to advance under the Support Letter of Credit.

     "Plains Illinois" shall mean Plains Illinois Inc., a Delaware corporation
      ---------------
     and a Wholly-Owned Subsidiary of the Company.

     "Plains Illinois Bridge Facility" shall mean the secured line of credit
      -------------------------------
     facility, in an aggregate amount not to exceed $42,000,000, dated on or about December 22, 1995, among Plains Illinois, INCC, individually and as agent, and the lenders named therein, together with the security documents and other documents and agreements executed in connection therewith.

     "Support Letter of Credit" shall mean that certain Letter of Credit No.
      ------------------------
     672917 dated August 23, 1995, issued by INCC for the benefit of The First National Bank of Boston, as agent, for the account of the Company, in the face amount of $1,000,000, expiring June 30, 1996, as from time to time extended, which secures a guaranty by the Company of the Indebtedness of Plains Marketing and its Wholly-Owned Subsidiaries under the Bank of Boston/ING Capital Facility.

     (S) 2.2  Adjusted Borrowing Base.  The references to "Borrowing Base" in
              -----------------------
Sections 2.01, 2.04, 2.07(b) and 7.02(iii), the last such reference in Section 9.15(b)(iv), and the last such reference in Section 9.26(d), are hereby amended to refer instead to "Adjusted Borrowing Base".

     (S) 2.3  Changes of Commitment.  The first sentence of Section 2.03(a) of
              ---------------------
the Original Agreement is hereby amended in its entirety to read as follows:

     2.03  Changes of Commitment.  (a)  The Commitment shall be reduced on
           ---------------------
     October 1, 1997 by an amount equal to one-third of the outstanding principal amount of the Revolving Credit Loans as of such date.

     (S) 2.4  Repayment of Term Loans.  Section 3.01(b) of the Original
              -----------------------
Agreement is hereby amended in its entirety to read as follows:

     (b) The Company will repay the principal of the Term Loans in two installments payable on each Quarterly Date beginning January 1, 1998, with the final installment being due and payable on or before April 1, 1998. Each such installment shall be equal to one-half of the original principal amount of the Term Loans as of the Revolving Credit Termination Date. In any event all unpaid principal and interest shall be due and payable in full on the final maturity of April 1, 1998. As set forth in Section 2.07(c), all optional and mandatory prepayments made on the Term Loans shall be applied to the scheduled installments in inverse order of their maturity.

     (S) 2.5  Transactions with Plains Illinois.  Section 9 of the Original
              ---------------------------------
Agreement is hereby amended by adding the following Section 9.37:

     9.37  Transactions with Plains Illinois .  Notwithstanding the limitations
           ----------------------------------
     set forth in Section 9.10, the Company may make investments in, and loans, advances and other extensions of credit to Plains Illinois as follows: (x) overhead which may be allocable by the Company to Plains Illinois for which Plains Illinois has no obligation of reimbursement, (y) without limitation, common stock of the Company and amounts not to exceed the net proceeds of any issuance or sale of such common stock of the Company, and (z) up to an aggregate amount of $7,850,000 in cash or other Property of the Company (excluding any investments described in clause (x) above), or any combination thereof (valued at the fair market value thereof as determined by the Board of Directors of the Company), other than Oil and Gas Properties subject to the Security Documents. Except as otherwise permitted in this Section 9.37, the Company shall not, and shall not permit any of its Subsidiaries to (i) Guarantee any Indebtedness or other obligations of Plains Illinois (including, without limitation the Plains Illinois Bridge Facility), (ii) enter into any transaction with Plains Illinois except for services and other transactions provided by the Company or its Subsidiaries in the ordinary course of their respective businesses on an arms length basis on terms not less favorable to the Company and its Subsidiaries than similar transactions with unaffiliated third parties,
     (iii) grant or permit any Lien on any of its Property to secure any Indebtedness or other obligations of Plains Illinois (including, without limitation the Plains Illinois Bridge Facility), (iv) transfer any Property to Plains Illinois, except as pursuant to an arms length transaction permitted under clause (ii), or (v) make any Investment in Plains Illinois. Plains Illinois shall not (A) engage in any line of business other than the exploration for, and development, acquisition, production, processing, marketing, storage and transportation of Hydrocarbons and other related energy and natural resources business, and such other businesses as are reasonably necessary or desirable to facilitate the conduct and operations of the foregoing businesses, or (B) declare and make any Dividend Payment, but excluding (1) dividends payable solely in its shares of capital stock and (2) to the extent permitted under the Plains Illinois Bridge Facility, dividends to the Company. Plains Illinois shall at all times be a Wholly-Owned Subsidiary.

     (S) 2.6  Events of Default.  Section 10 of the Original Agreement is hereby
              -----------------
amended by adding the following subsection (l):

     (l) (i) Plains Illinois shall default in the payment when due of any principal of or interest on any of its Indebtedness in excess of $100,000 in the aggregate, or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity, and (ii) Majority Lenders shall have notified the Company in writing that in the judgment of Majority Lenders, such default could reasonably be expected to have a Material Adverse Effect.

     (s) 2.7  Support Letter of Credit.  (a)  The Company and Lenders hereby
              ------------------------
acknowledge and agree that (i) INCC, in its capacity as Agent, issued the Support Letter of Credit for the account of the Company pursuant to the Credit Agreement, (ii) the reimbursement obligations of the Company relating to the Support Letter of Credit constitute Obligations under the Credit Agreement,
(iii) such Obligations are secured by the Security Documents, including without limitation the Subsidiary Guarantees, and (iv) the Support Letter of Credit and any related applications and agreements executed in connection therewith are Basic Documents under the Credit Agreement.

     (b) Upon the honoring by Agent of any draft or demand under the Support Letter of Credit, such payment shall constitute a loan by Agent to the Company. The Company hereby promises to pay to Agent, or to Agent's order, immediately on demand, the full amount of such Obligation, together with interest thereon at the Post-Default Rate. The Company may request Lenders to make Revolving Credit Loans to the Company in the amount of such draft or demand, which Revolving Credit Loans may be made concurrently with Agent's payment of such draft or demand and shall be immediately used by Agent to repay the amount of the resulting Obligation. Such request by the Company shall comply in all respects with the provisions of the Credit Agreement.

     (c) Agent irrevocably agrees to grant and hereby grants to each Lender, and each Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from Agent, on the terms and conditions hereinafter stated and for such Lender's own account and risk an undivided interest equal to such Lender's Percentage Share of Agent's obligations and rights under the Support Letter of Credit and the amount of each draft or demand paid by Agent thereunder. Each Lender unconditionally and irrevocably agrees with Agent that, if any such draft or demand is paid for which Agent is not reimbursed in full by the Company in accordance with the terms hereof and the other Basic Documents, such Lender shall (in all circumstances and without set-off or counterclaim) pay to Agent on demand, in immediately available funds at Agent's address for notices hereunder, such Lender's Percentage Share of such draft or demand (or any portion thereof which has not been reimbursed by the Company). Each Lender's obligation to make such payment to Agent is irrevocable and unconditional. If any amount required to be paid by any Lender to Agent hereunder is paid within three Business Days after the due date, Agent shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Base Rate. If any amount required to be paid by any Lender to Agent hereunder is not paid within three Business Days after the due date, Agent shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Post-Default Rate. Whenever Agent receives payment of any Lender's Percentage Share of any such draft of demand, if Agent thereafter receives any payment thereof or any payment of interest thereon (whether directly from the Company or otherwise, and excluding only interest for any period prior to Agent's demand that such Lender make such payment of its Percentage Share), Agent will distribute to such Lender its Percentage Share of the amounts so received by Agent; provided, however, that if any such payment must thereafter
                   --------  -------
be returned by Agent, such Lender shall return to Agent the portion thereof previously distributed to such Lender. A written advice setting forth in reasonable detail the amounts owing hereunder, submitted by Agent to Borrower or any Lender from time to time, shall be conclusive, absent manifest error, as to the amounts thereof.

     (d) In consideration of each Lender's acceptance and purchase from Agent of an undivided interest equal to such Lender's Percentage Share of Agent's obligations and rights under the Support Letter of Credit as set forth above, Agent hereby agrees to pay to each Lender for such Lender's account such Lender's Percentage Share of the quarterly letter of credit fee paid by Borrower to Agent in connection with the Support Letter of Credit.

     (S) 2.8  Borrowing Base.  Lenders hereby designate the Borrowing Base as
              --------------
$75,000,000, effective for the period beginning on the date hereof, and continuing until but not including the next date as of which the Borrowing Base is redetermined.

     (S) 2.9  Waiver and Consent.  The Company proposes to purchase a production
              ------------------
payment override owned by Chevron USA, Inc. and in connection therewith incur Indebtedness of up to $4,600,000. The incurrence of such Indebtedness is prohibited under Section 9.09 of the Credit Agreement. Subject to the conditions and limitations set forth hereinbelow, Lenders hereby consent to, and waive any Default or Event of Default occurring as a result of, the incurrence of up to $4,600,000 of Indebtedness in connection with such purchase of such production payment override.

                  ARTICLE III. -- Conditions of Effectiveness
                                  ---------------------------

     (S) 3.1.  Effective Date.  This Amendment shall become effective as of the
               --------------
date first above written when and only when (i) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by the Company and each Lender, (ii) the Company shall have paid to Agent for the account of each Lender according to its Percentage Share a facility increase fee in the aggregate amount of $50,000, (iii) the Company shall have issued and delivered to each Lender a promissory note with appropriate insertions in the form attached hereto as Exhibit A payable to the order of such Lender on or before April 1, 1998 (collectively, the "Renewal Notes"), duly executed on
                                         -------------
behalf of the Company, dated the date hereof, and expressly renewing, extending and increasing, but not novating or extinguishing, such Lender's Original Note, and (iv) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent:

     (A) Mortgage Amendments.  A Fourth Amendment to Deed of Trust, Mortgage,
         -------------------
     Assignment, Security Agreement and Fixture Filing among Calumet Florida, Inc., Stocker Resources, L.P., the Company and Agent, for the benefit of Lenders, amending the Original Mortgage, and a First Amendment to Mortgage, Assignment, Security Agreement and Fixture Filing between the Company and Agent, for the benefit of Lenders, amending that certain Mortgage, Assignment, Security Agreement and Fixture Filing dated March 20, 1995 by the Company in favor of Agent, for the benefit of Lenders (collectively, the "Mortgage Amendments").
          -------------------

     (B) Opinions of Counsel for the Company.  A written opinion of (I) Michael
         -----------------------------------
     Patterson, Esq., counsel for the Company, dated as of the date of this Amendment, addressed to Agent and Lenders, to the effect that the Amendment Documents have been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors, and (II) Fulbright & Jaworski, L.L.P., counsel for the Company, dated as of the date of this Amendment, addressed to Agent and Lenders, to the effect that the Credit Agreement and the Notes constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to general principles of equity) and that the New York choice of law provisions contained therein are enforceable under Texas law.

     (C) Officer's Certificate.  A certificate of a duly authorized officer of
         ---------------------
     the Company to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the date thereof.

     (D) Supporting Documents.  (I) A certificate of the Secretary of the
         --------------------
     Company dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of the Amendment Documents and certifying the names and true signatures of the officers of the Company authorized to sign the Amendment Documents and (II) such supporting documents as Agent may reasonably request.

                 ARTICLE IV. -- Representations and Warranties
                                ------------------------------

     (S) 4.1.  Representations and Warranties of the Company.  In order to
               ---------------------------------------------
induce Agent and Lenders to enter into this Amendment, the Company represents and warrants to Agent and Lenders that:

     (a) The representations and warranties contained in Section 8 of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof, subject to the amendment of certain of the Schedules to the Credit Agreement as attached hereto.

     (b) The Company and the Subsidiaries are duly authorized to execute and deliver this Amendment and the other Amendment Documents to the extent a party thereto, and the Company is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. The Company and the Subsidiaries have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents, to the extent a party thereto, and to authorize the performance of their respective obligations thereunder.

     (c) The execution and delivery by the Company and the Subsidiaries of this Amendment and the other Amendment Documents, to the extent a party thereto, the performance by the Company and the Subsidiaries of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate or articles of incorporation and bylaws of the Company or any Subsidiary, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Company or any Subsidiary, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company or any Subsidiary, except in favor of Agent for the benefit of Lenders. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company or any Subsidiary of this Amendment or any other Amendment Document, to the extent a party thereto, or to consummate the transactions contemplated hereby and thereby.

     (d) When this Amendment and the other Amendment Documents have been duly executed and delivered, each of the Basic Documents, as amended by this Amendment and the other Amendment Documents, will be a legal and binding instrument and agreement of the Company and the Subsidiaries, to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

                          ARTICLE V. -- Miscellaneous
                                        -------------

     (S) 5.1.  Ratification of Agreements.  The Original Agreement, as hereby
               --------------------------
amended, is hereby ratified and confirmed in all respects. The Basic Documents, as they may be amended or affected by this Amendment and/or the other Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Basic Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Basic Document nor constitute a waiver of any provision of the Credit Agreement or any other Basic Document.

     (S) 5.2.  Ratification of Security Documents.  The Company, Agent and
               ----------------------------------
Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which the Company is a party. The Company hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the Company described as collateral in any Security Document.

     (S) 5.3.  Survival of Agreements.  All representations, warranties,
               ----------------------
covenants and agreements of the Company herein and in the other Amendment Documents shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company or any Subsidiary hereunder, under the other Amendment Documents or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, the Company under this Amendment and under the Credit Agreement.

     (S) 5.4.  Basic Documents.  This Amendment and each of the other Amendment
               ---------------
Documents is a Basic Document, and all provisions in the Credit Agreement pertaining to Basic Documents apply hereto and thereto.

     (S) 5.5.  GOVERNING LAW.  THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS
     --------  ----------------------------------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
------------------------------------------------------------------------------
NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL
-----------------------------------------------------------------------
RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.
-----------------------------------------------------------

     (S) 5.6.  Counterparts.  This Amendment and each of the other Amendment
               ------------
Documents may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment or Amendment Document, as the case may be.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                              PLAINS RESOURCES INC.


                              By:/s/ Phillip D. Kramer
                                 Phillip D. Kramer
                                 Vice President and Chief Financial Officer

                              INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL
                              CORPORATION, individually as a Lender and as Agent

                              By:/s/ Robi Artman-Hodge
                                 Robi Artman-Hodge, Managing Director


                              THE FIRST NATIONAL BANK OF BOSTON, Lender


                              By:/s/ George W. Passela
                                 George W. Passela, Managing Director


                              DEN NORSKE BANK AS, Lender



                              By:
                                 Name: /s/ Charles E. Hall
                                 Title: First Vice President

                              By:
                                 Name: /s/ Nils Fykse
                                 Title: Vice President


                              FIRST INTERSTATE BANK OF TEXAS, N.A., Lender


                              By:/s/ John A. Fields
                                 John A. Fields, Vice President


                              TEXAS COMMERCE BANK NATIONAL ASSOCIATION, Lender


                              By:/s/ Gary K. Wright
                                 Gary K. Wright, Executive Vice President

                             CONSENT AND AGREEMENT
                             ---------------------

     Each of the undersigned Subsidiary Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby
(i) acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes and the Renewal Notes are Obligations and are secured indebtedness under, and is secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document and (iii) ratifies and confirms its Amended and Restated Guaranty dated February 11, 1994 made by it for the benefit of Agent and Lenders, expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes and the Renewal Notes pursuant to the terms of such Amended and Restated Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                              CALUMET FLORIDA, INC.
                               a Delaware corporation

                              By:/s/ Phillip D. Kramer
                                 Phillip D. Kramer, Vice President


                              PLAINS LIQUIDS TRANSPORT INC.,
                               a Delaware corporation

                              By:/s/ Phillip D. Kramer
                                 Phillip D. Kramer, Vice President


                              PLAINS MARKETING & TRANSPORTATION INC.,
                               a Delaware corporation

                              By:/s/ Phillip D. Kramer
                                 Phillip D. Kramer, Vice President


                              PLAINS RESOURCES INTERNATIONAL INC.,
                               a Delaware corporation

                              By:/s/ Phillip D. Kramer
                                 Phillip D. Kramer, Vice President

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                              PLAINS TERMINAL & TRANSFER CORPORATION,
                               a Delaware corporation

                              By:/s/Phillip D. Kramer
                                 Phillip D. Kramer, Vice President


                              PRI PRODUCING INC.,
                               a Delaware corporation

                              By:/s/ Phllip D. Kramer
                                 Phillip D. Kramer, Vice President


                              PLX CRUDE LINES INC.,
                               a Delaware corporation

                              By:/s/ Phillip D. Kramer
                                 Phillip D. Kramer, Vice President


                              STOCKER RESOURCES, INC.,
                               a California corporation

                              By:/s/ Phillip D. Kramer
                                 Phillip D. Kramer, Vice President


                              STOCKER RESOURCES, L.P.,
                               a California limited partnership

                              By:   Stocker Resources, Inc.,
                                    its General Partner

                                    By:/s/ Phillip D. Kramer
                                      Phillip D. Kramer, Vice President